U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                   FORM 8-K/A



                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  February 2, 2000




                        BALTIC INTERNATIONAL USA, INC.
            (Exact name of registrant as specified in its charter)




            TEXAS                    0-26588               76-0336843
  (State or other jurisdiction     (Commission          (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)




             5151 San Felipe, Suite 1661, Houston, Texas  77056
        (Address of principal executive offices, including zip code)




Registrant's telephone number, including area code:  (713) 961-9299

Item 2   Acquisition of Assets

         On February 2, 2000, the Registrant purchased Advanced Reclamation Company, L.L.C. ("ARC") from the Nicol Family Partnership. Baltic purchased all of the units of ARC for cash of $400,000, a total of 500,000 Baltic common shares, a note payable to seller of an additional $400,000 and an earnout agreement. The earnout agreement provides for an equal split of ARC's annual profits in excess of $225,000 between the Company and the Nicol Family Partnership for a period of three years ending December 31, 2002.

Item 7   Financial Statements and Exhibits

         (a)  Financial statements of business acquired

              The audited financial statements of Advanced Reclamation Company, L.L.C. as of December 31, 1999 and the year then ended are attached hereto as an exhibit.

         (b)  Pro forma financial information

              The required pro forma financial information relating to the Company acquisition of Advanced Reclamation Company, L.L.C. as of December 31, 1999 and the year then ended is attached hereto as an exhibit.

         (c)  Exhibits

              10.1 Unit Purchase Agreement (incorporated herein by reference as included as Exhibit 10.1 to Form 8-K filed on February 17, 2000, File No. 0-26588)

              99.1 Audited Financial Statements of Advanced Reclamation Company, L.L.C. as of December 31, 1999 and the year then ended

              99.2 Pro Forma Condensed Financial Statements of Baltic International USA, Inc. as of December 31, 1999 and the year then ended



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BALTIC INTERNATIONAL USA, INC.



                                           By:  /s/ David A. Grossman
                                              --------------------------------
                                              DAVID A. GROSSMAN, President and
                                                Chief Financial Officer

Dated:  April 13, 2000


                                   EXHIBITS


Exhibit
  No.

10.1 Unit Purchase Agreement (incorporated herein by reference as included as Exhibit 10.1 to Form 8-K filed on February 17, 2000, File No. 0-26588)

99.1 Audited Financial Statements of Advanced Reclamation Company, L.L.C. as of December 31, 1999 and the year then ended

99.2 Pro Forma Condensed Financial Statements of Baltic International USA, Inc. as of December 31, 1999 and the year then ended